UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DREAMWORKS ANIMATION SKG, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

DREAMWORKS ANIMATION SKG, INC.

C/O BANK OF NEW YORK
101 BARCLAY STREET
NEW YORK, NY 10286

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 20, 2009
Date: June 10, 2009 **Time:** 1:00 PM PDT
Location: Renaissance Hollywood Hotel
1755 North Highland Avenue
Hollywood, CA 90028

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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0000025501_1 R2.09.03.17

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and and other other inquiries inquiries sent sent toto this this e-mail e-mail address address will will NOT NOT be forwarded be forwarded to your to your investment investment advisor. Please To facilitate make timely the request delivery as instructed please make above the request on or before as instructed May 27, 2009 above to on facilitate or before timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

17.03.09. Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession R22 of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available 0000025501_ R22 17.03.09. and follow the instructions.

Internal Use

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

Voting items

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors

Nominees

01 Jeffrey Katzenberg 02 Roger A. Enrico 03 Lewis Coleman 04 Harry Brittenham 05 Thomas Freston

06 Judson C. Green 07 Mellody Hobson 08 Michael Montgomery 09 Nathan Myhrvold 10 Richard Sherman

The Board of Directors recommends you vote FOR the following proposal(s): B

2 PROPOSAL TO APPROVE the Amended and Restated 2008 Omnibus Incentive Compensation Plan A

R

3 PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009 C NOTE: The persons named as proxies are authorized to vote in their discretion on any other business that may O properly come before the meeting or any adjournments or postponements thereof. D

E

.17 .03 .09 R2 _ 3

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0000025501 xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

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0000025501 Broadridge Internal Use Only Job #

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